UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2026 (October 14, 2026)

CANTOR EQUITY PARTNERS V, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42933	98-1601033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEPV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors.

Effective October 14, 2026, the board of directors (the “Board”) of Cantor Equity Partners V, Inc. (the “Company”) appointed Robert Hochberg as a member of the Board. Mr. Hochberg will serve as a Class II director. Additionally, effective October 14, 2026, the Board appointed Mr. Hochberg as a member of the audit committee of the Board and a member of the compensation committee of the Board.

Mr. Hochberg is currently President and Chief Executive Officer of Numeric Computer Systems, Inc. (“Numeric”). Mr. Hochberg has served at Numeric as President since June 1984 and as Chief Executive Officer since November 1994. Numeric is a global software company with offices in New York, San Juan, Auckland, Jakarta and Sydney. Mr. Hochberg has served as a director of Lightwave Acquisition Corp. since June 2025 and a director of Cantor Equity Partners VI, Inc. since February 2026. Mr. Hochberg previously served as a director of CF Finance Acquisition Corp. from January 2020 until the consummation of its initial business combination with GCM Grosvenor, Inc. in November 2020, a director of CF Finance Acquisition Corp. II from August 2020 until consummation of its initial business combination with View, Inc. in March 2021, a director of CF Finance Acquisition Corp. III from November 2020 until consummation of its initial business combination with AEye, Inc. in August 2021, a director of CF Acquisition Corp. VIII from March 2021 until consummation of its initial business combination with XBP Global Holdings, Inc. (f/k/a XBP Europe, Inc.) in November 2023, a director of Cantor Equity Partners, Inc. from December 2024 until consummation of its initial business combination with Twenty One Capital, Inc. in December 2025, a director of Cantor Equity Partners III, Inc. from June 2025 until consummation of its initial business combination with AIR Global PLC in May 2026 and a director of CF Acquisition Corp. IV from December 2021 to December 2023 when it liquidated. Mr. Hochberg is a graduate of Vassar College, where he received a Bachelor of Arts in Economics. The Company believes that Mr. Hochberg is qualified to serve as a member of the Board due to his extensive experience in business management.

In connection with the appointment of Mr. Hochberg, the Board approved the compensation to be paid to Mr. Hochberg for serving as a member of the Board of $50,000 per year, paid quarterly.

There are no family relationships between Mr. Hochberg and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2026

CANTOR EQUITY PARTNERS V, INC.

By:	/s/ Brandon G. Lutnick
Name:	Brandon G. Lutnick
Title:	Chief Executive Officer

[Signature Page to Form 8-K of Cantor Equity Partners V, Inc. – Appointment of Robert Hochberg as Director]

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